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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                SEPTEMBER 3, 1996


                                   INTUIT INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                    0-21180                  77-0034661
(State of incorporation)      (Commission file no.).     (I.R.S. employer
                                                        identification no.)

                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
          (Address of principal executive offices, including zip code)

                                 (415) 944-6000
              (Registrant's telephone number, including area code)


This Report consists of 4 sequentially numbered pages, including Exhibits. The
Exhibit Index appears on sequentially numbered page 4.
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On September 3, 1996, Intuit Inc. (the "Company") completed the acquisition of GALT Technologies, Inc. ("GALT"), a provider of mutual fund information through its NETworth Internet site. The acquisition was initially announced in October 1995. Under the terms of the acquisition, the stockholders and option holders of GALT received a combination of shares of the Company's common stock and options to purchase shares of the Company's common stock valued at approximately $9 million as of the date of the closing.
The transaction will be accounted for as a purchase transaction.

        The GALT acquisition is part of the Company's strategy to provide a wide array of financial information via the Internet through Quicken Financial
Network, the Company's web site.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of GALT Technologies, Inc.

        The Company will file the required audited financial statements of GALT as soon as they are available, and in no event later than November 15, 1996, as permitted by Item 7(a), paragraph 4 of Form 8-K.

(b) Pro Forma Financial Information

        The Company will file the required pro forma financial information as soon as it is available, and in no event later than November 15, 1996, as permitted by Item 7(b), paragraph 2 of Form 8-K.

(c) Exhibits

2.01 Agreement and Plan of Reorganization dated as of October 24, 1995 by and between the Company and GALT, as amended by Amendment No. 1 dated
         November 3, 1995 and Amendment No. 2 dated January 7, 1996

2.02 Agreement of Merger dated as of September 3, 1996 by and between the Company, Intuit Merger Sub, Inc. and GALT

2.03     Noncompetition Agreements dated as of October 24, 1995 between the
         Company and certain former GALT shareholders

2.04     GALT Affiliates Agreements dated as of October 24, 1995 between the
         Company and affiliates of GALT
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    INTUIT INC.

Date:    September 18, 1996         /s/ JAMES J. HEEGER
                                    James J. Heeger
                                    Senior Vice President and Chief Financial
                                    Officer
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                                   INTUIT INC.

                       FORM 8-K - FILED SEPTEMBER 18, 1996



                               EXHIBIT INDEX
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                                                                               Page


Exhibit Number             Description

2.01* Agreement and Plan of Reorganization dated as of October 24, 1995 by and between the Company and GALT, as amended by Amendment No. 1 dated
         November 3, 1995 and Amendment No. 2 dated January 7, 1996

2.02* Agreement of Merger dated as of September 3, 1996 by and between the Company, Intuit Merger Sub, Inc. and GALT

2.03*    Noncompetition Agreements dated as of October 24, 1995 between the
         Company and certain former GALT shareholders

2.04*    GALT Affiliates Agreements dated as of October 24, 1995 between the
         Company and affiliates of GALT

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* To be filed by amendment